UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2024

BLUE OWL CREDIT INCOME CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01369	85-1187564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement

On January 30, 2024 (the “Closing Date”), Blue Owl Credit Income Corp. (the “Company”) completed a $477.9 million term debt securitization transaction (the “CLO Transaction”), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by the Company. The secured notes and preferred shares issued in the CLO Transaction were issued by the Company’s consolidated subsidiary Owl Rock CLO XV, LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer”), and are backed by a portfolio of collateral obligations consisting of middle market loans and participation interests in middle market loans as well as by other assets of the Issuer.

The CLO Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the Closing Date (the “Indenture”), by and among the Issuer and State Street Bank and Trust Company: (i) $273.6 million of AAA(sf) Class A Notes, which bear interest at three-month term SOFR plus 2.30% and (ii) $38.4 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.20% (together, the “Secured Notes”). The Secured Notes are secured by middle market loans, participation interests in middle market loans and other assets of the Issuer. The Secured Notes are scheduled to mature on January 20, 2036. The Secured Notes were privately placed by Natixis Securities Americas LLC, as Placement Agent.

Concurrently with the issuance of the Secured Notes, the Issuer issued approximately $165.98 million of subordinated securities in the form of 165,980 preferred shares at an issue price of U.S. $1,000 per share (the “Preferred Shares”). The Preferred Shares were issued by the Issuer as part of its issued share capital and are not secured by the collateral securing the Secured Notes. The Company purchased all of the Preferred Shares. The Company acts as retention holder in connection with the CLO Transaction for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the Preferred Shares.

As part of the CLO Transaction, the Company entered into a loan sale agreement with the Issuer dated as of the Closing Date (the “OCIC Loan Sale Agreement”), which provided for the contribution of approximately $115.348 million funded par amount of middle market loans from the Company to the Issuer on the Closing Date and for future sales from the Company to the Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the Secured Notes. The remainder of the initial portfolio assets securing the Secured Notes consisted of approximately $329.734 million funded par amount of middle market loans purchased by the Issuer from Core Income Funding I LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the Closing Date between the Issuer and Core Income Funding I LLC (the “Core Income Funding I Loan Sale Agreement”). The Company and Core Income Funding I LLC each made customary representations, warranties, and covenants to the Issuer under the applicable loan sale agreement. No gain or loss was recognized as a result of these sales or contributions.

Through January 20, 2028, a portion of the proceeds received by the Issuer from the loans securing the Secured Notes may be used by the Issuer to purchase additional middle market loans under the direction of Blue Owl Credit Advisors LLC (“OCA”), the Company’s investment advisor, in its capacity as collateral manager for the Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle market loans.

The Secured Notes are the secured obligations of the Issuer, and the Indenture includes customary covenants and events of default. The Secured Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration.

OCA will serve as collateral manager for the Issuer under a collateral management agreement dated as of the Closing Date (the “Collateral Management Agreement”). OCA is entitled to receive fees for providing these services. OCA has waived its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to the Adviser pursuant to the Amended and Restated Investment Advisory Agreement, dated May 18, 2021, between the Adviser and the Company will be offset by the amount of the collateral management fee attributable to the CLO XV Issuer’s equity or notes owned by the Company.

The Company expects to use the proceeds of the issuance and incurrence of the Debt, net of certain fees and expenses, for general corporate purposes.

The above description of the documentation related to the CLO Transaction and other arrangements entered into on the Closing Date contained in this Current Report on Form 8-K do not purpose to be complete and are qualified in their entirety by reference to the underlying agreements, including the Indenture, the OCIC Loan Sale Agreement, the Core Income Funding I LLC Loan Sale Agreement and the Collateral Management Agreement, each filed as exhibits hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Indenture and Security Agreement, dated as of January 30, 2024, by and between Owl Rock CLO XV, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee.

10.2	Collateral Management Agreement, dated as of January 30, 2024, between Owl Rock CLO XV, LLC and Blue Owl Credit Advisors LLC.

10.3	Loan Sale Agreement, dated as of January 30, 2024, between Blue Owl Credit Income Corp., as Seller and Owl Rock CLO XV, LLC, as Purchaser.

10.4	Loan Sale Agreement, dated as of January 30, 2024, between Core Income Funding I LLC, as Seller and Owl Rock CLO XV, LLC, as Purchaser.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL CREDIT INCOME CORP.

Dated: February 1, 2024	By:	/s/ Bryan Cole
	Name:	Bryan Cole
	Title:	Chief Operating Officer and Chief Financial Officer